SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 15, 2002

FINGERHUT MASTER TRUST
FINGERHUT RECEIVABLES, INC.
(Originator of the Fingerhut Master Trust)
(Exact name of registrant as specified in its charter)

Delaware	333-45599 and 333-45611	41-1783128
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Baker Road, Suite F480, Minnetonka, Minnesota 55343
(Address of principal executive offices)

(952) 936-5035
(Registrant's telephone number, including area code)

FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K

Item 7.	Financial Statements and Exhibits

Ex. 20.a Series 1998-1 December Certificateholders' Statement

Ex. 20.b Series 1998-2 December Certificateholders' Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERHUT RECEIVABLES, INC.

Dated: January 15, 2002		By: /s/ Brian M. Szames
Name: Brian M. Szames
Title: President and Treasurer